UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2022

Tabula Rasa HealthCare, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37888	46-5726437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100

Moorestown, New Jersey 08057

(Address of Principal Executive Offices, and Zip Code)

(866) 648-2767

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TRHC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2022, the Board of Directors (the “Board”) of Tabula Rasa HealthCare, Inc., a Delaware corporation (the “Company”), appointed Thomas J. Cancro, the Company’s current Chief Financial Officer and Principal Financial Officer (“CFO”), as the Company’s Principal Accounting Officer (“PAO”), which position will be in addition to Mr. Cancro’s CFO role (the “PAO Appointment”). The PAO Appointment was effective as of June 20, 2022 (the “Effective Date”).

Mr. Cancro’s biographical information (as required by Item 401(b) of Regulation S-K) and business experience (as required by Item 401(e) of Regulation S-K) was previously disclosed under Item 5.02 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 25, 2022 and is incorporated herein by reference. As previously disclosed, there are no family relationships between Mr. Cancro and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Cancro that are reportable pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Cancro and any other persons pursuant to which he was selected as the Company’s PAO, and there will be no change to Mr. Cancro’s compensation arrangements with the Company as a result of the PAO Appointment.

Prior to the Effective Date, Andrea C. Speers was serving as the Company’s PAO. In connection with the PAO Appointment, Ms. Speers ceased to serve in such capacity on the Effective Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: June 22, 2022